I N V E S T O R . B E L M O N D . C O M November 18, 2014 BELMOND INVESTOR AND ANALYST DAY

I N V E S T O R . B E L M O N D . C O M 2 CAUTIONARY STATEMENTS AND NON‐GAAP INFORMATION This presentation and any related oral remarks by management contain, in addition to historical information, forward‐looking statements within the meaning of the Private  Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, investment returns,  including potential EBITDA‐generative benefits from investments,  debt reduction and debt refinancings, asset sales, cost reductions and similar matters that are not historical  facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ  materially from those described in the forward‐looking statements. Factors that may cause actual results and outcomes to be different include, but are not limited to, those  mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer  demand and competitive considerations, failure to realize hotel bookings and reservations and planned real estate sales as actual revenue, inability to sustain price increases or  to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of  negotiating and completing proposed asset sales, debt refinancings, capital expenditures and acquisitions, inability to reduce funded debt as planned or to agree bank loan  agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction  schedules for expansion projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel  and seasonality of demand, adverse local weather conditions, uncertain effects of the introduction of new brands and possible challenges to the Company’s ownership of new  brands, the Company’s reliance on technology systems, changing global or regional economic conditions and weakness in financial markets which may adversely affect demand,  legislative, regulatory and political developments (including the evolving political situation in Ukraine and its impact on current and future demand), and possible challenges to  the Company's corporate governance structure.  Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and  Exchange Commission.  The Company undertakes no obligation to update or revise its forward‐looking statements, whether as a result of new information, future events or otherwise. This presentation and management’s accompanying comments include certain non‐GAAP financial measures, including adjusted EBITDA and free cash flow. These non‐GAAP  financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial  results. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. You should be aware that our presentation of these measures  may not be comparable to similarly‐titled measures used by other companies. The related reconciliations of the non‐GAAP financial measures in this presentation to the most  directly comparable GAAP measures are included in the Appendices to the presentation materials, which are also available on the Company’s website at  investor.belmond.com/presentations‐and‐events. Management evaluates the operating performance of the Company on the basis of earnings before interest, foreign exchange, tax (including tax on unconsolidated companies),  depreciation and amortization (EBITDA), and believes that EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital  expenditure or service indebtedness, because it is not affected by non‐operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance  measure commonly used in the hotel and leisure industry, although the Company's EBITDA may not be comparable in all instances to that disclosed by other companies. EBITDA  does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative  of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of  evaluating operating performance.  Adjusted EBITDA and adjusted net earnings / (loss) of the Company are non‐GAAP financial measures and do not have any standardized meanings prescribed by US GAAP. They  are, therefore, unlikely to be comparable to similar measures presented by other companies, which may be calculated differently, and should not be considered as an alternative  to net earnings, cash flow from operating activities or any other measure of performance prescribed by US GAAP. Management considers adjusted EBITDA and adjusted net  earnings / (loss) to be meaningful indicators of operations and uses them as measures to assess operating performance because, when comparing current period performance  with prior periods and with budgets, management does so after having adjusted for non‐recurring items, foreign exchange (a non‐cash item), disposals of assets or investments,  and certain other items (some of which may be recurring) which management does not consider indicative of on‐going operations or which could otherwise have a material  effect on the comparability of the Company’s operations. Adjusted EBITDA and adjusted net earnings / (loss) are also used by investors, analysts and lenders as measures of  financial performance because, as adjusted in the foregoing manner, the measures provide a consistent basis on which the performance of the company can be assessed.  Net debt is defined as working capital facilities, short and long‐term debt (including obligations under capital leases), offset by cash and cash equivalents, including restricted  cash.

I N V E S T O R . B E L M O N D . C O M Sales & Marketing / Brand Update Ralph Aruzza – CS&MO Q&A 3 TODAY’S AGENDA Who We Are John Scott – President and CEO Where We Are Today John Scott – President and CEO Where We Are Headed John Scott – President and CEO Financial Review Martin O’Grady – CFO Cocktails Closing Remarks John Scott  – President and CEO

I N V E S T O R . B E L M O N D . C O M 4 INVESTMENT HIGHLIGHTS  Attractive global luxury travel fundamentals with potential to drive organic EBITDA  growth  One‐of‐a‐kind portfolio with strong underlying asset value   Experienced leadership team delivering operational excellence  Attractive portfolio investment opportunities to drive near‐term incremental EBITDA  EBITDA upside from recent new product launches and anticipated Grand Hotel Europe  recovery  Brand and related sales & marketing activities to enhance revenue generation   New third‐party management platform to deliver attractive incremental growth  Strong, simplified balance sheet providing ample liquidity  Strong owner‐operator model will deliver near‐term growth from existing portfolio  and generate new growth opportunities

I N V E S T O R . B E L M O N D . C O M John Scott – President and Chief Executive Officer WHO WE ARE 5

WHO WE ARE

Leadership and Property Teams with Deep Industry Experience



John Scott

President and Chief Executive Officer

- Joined Belmond in November 2012 with over 25 years in the lodging industry
- Previously led Rosewood Hotels & Resorts as chief executive officer for eight years
- Serves on the board of Cedar Fair Entertainment Company (NYSE: FUN)



Martin O'Grady

Vice President and Chief Financial Officer

- Joined Belmond in February 2008
- Previously with Orion Capital Managers, a European real estate investment firm, as chief financial officer, and Mandarin Oriental



Ralph Aruzza

Vice President and Chief Sales & Marketing Officer

- Joined Belmond in February 2013
- Previously with Rosewood Hotels & Resorts as vice president of sales & marketing since 2006



Filip Boyen

Vice President and Chief Operating Officer

- Joined Belmond in January 1998
- Formerly vice president of operations; also served as vice president of Africa, Latin America and Australasia and managing director of Belmond Peru



Rich Levine

Vice President and Chief Legal Officer

- Joined Belmond in February 2012
- Previously with Kerzner International Holdings Limited as executive vice president and general counsel



Maurizio Saccani

Vice President, Italy; Chief of Product Development

- Joined Belmond in 1978 as food & beverage manager at Hotel Cipriani
- Responsible for growth of Italian hotel portfolio



Katherine Blaisdell

Vice President, Design and Project Development

- Joined Belmond in June 2013
- Previously with Rosewood Hotels & Resorts as vice president of architecture and design



Ingrid Eras-Magdalena

Vice President, Global Human Resources

- Joined Belmond in September 2014
- Previously with Starwood Hotels & Resorts as vice president, people development and staffing for the Europe, Middle East and Africa division since 2006

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WHO WE ARE
Diversified Luxury Portfolio

Belmond differentiates itself from peers by providing unique product offerings and authentic service and experiences

Hotels




32 hotels; three safari camps; one restaurant [1]

Properties Include

Belmond Charleston Place; Belmond Copacabana Palace; Belmond El Encanto; Belmond Hotel Cipriani; Belmond Hotel Splendido; Belmond La Samanna; Belmond Maroma Resort and Spa

In Development

Belmond Cadogan and Durley House, London (management agreement)

Trains and Cruises




Six trains; three cruise operations [1]

Operations Include

Belmond Afloat in France; Belmond Road to Mandalay; Belmond Orcaella; Belmond Royal Scotsman; Eastern & Oriental Express; Venice Simplon-Orient-Express

In Development

Belmond Grand Hibernian, Ireland

[1] Counts exclude properties and operations in development.

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I N V E S T O R . B E L M O N D . C O M 8 WHO WE ARE Global Footprint

WHO WE ARE
Owner of Portfolio of Irreplaceable Assets



BELMOND COPACABANA PALACE, Rio de Janeiro, Brazil



BELMOND HOTEL CIPRIANI, Venice, Italy



BELMOND CHARLESTON PLACE, South Carolina



BELMOND HOTEL SPLENDIDO, Portofino, Italy



BELMOND GRAND HOTEL EUROPE, St. Petersburg, Russia



BELMOND EL ENCANTO, Santa Barbara, California

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I N V E S T O R . B E L M O N D . C O M 10 WHO WE ARE Guest Origin 3 1 Includes owned revenue and revenue from management and part‐ownership interests for the twelve months ended September 30, 2014. 2 Includes part‐owned / managed hotels. 3 Calculated using room nights sold for the twelve months ended September 30, 2014 at owned, part‐owned and managed hotels. Revenue Segmentation 1 Diversified Business Mix and Global Customer Base Europe Owned  Hotels 36% North America  Owned Hotels 24% Rest of World  Owned Hotels 24% Total Trains &  Cruises 16% North America 46% Europe (excl. UK) 23% United Kingdom 12% South America 9% Asia‐Pacific 7% Africa /  Middle East 3% 2

I N V E S T O R . B E L M O N D . C O M 11 WHO WE ARE Operational Excellence • Belmond’s hotels achieve superior performance relative to their local luxury  competitive sets – RevPAR index of 112% 1 • Belmond’s portfolio is at the top of its luxury hotel competitive set in service  delivery and product quality 1 Year‐to‐date July 2014. 2 As independently assessed by Leading Quality Assurance.  Competitive set includes Belmond, Dorchester Collection, Fairmont Hotels, Four Seasons, Jumeirah, Kempinski Hotels, Leading Hotels of the World, Mandarin  Oriental, Raffles, Ritz‐Carlton, Rocco Forte Hotels, Rosewood Hotels, St. Regis and Taj Luxury.  As of November 2014. Leading Quality Assurance Ranking 2 89.3% 88.1% 87.6% 86.2% 84.4% 83.9% 83.5% 83.3% 83.0% 82.9% 82.5% 81.8% 81.1% 80.3% 60% 69% 78% 87% 96% Comp. 1 BELMOND Comp. 2 Comp. 3 Comp. 4 Comp. 5 Comp. 6 Comp. 7 Comp. 8 Comp. 9 Comp. 10 Comp. 11 Comp. 12 Comp. 13

I N V E S T O R . B E L M O N D . C O M John Scott – President and Chief Executive Officer WHERE WE ARE TODAY 12

I N V E S T O R . B E L M O N D . C O M 13 WHERE WE ARE TODAY • 2013 strategic growth priorities • Recent accomplishments – Improve and strengthen the core – Extend the core

I N V E S T O R . B E L M O N D . C O M 14 WHERE WE ARE TODAY 2013 Strategic Growth Priorities • Identify select property  acquisitions and developments  that are a fit with the core and  deliver attractive ROIs • Evaluate portfolio M&A that  grows and leverages the core Near‐to‐Medium Term Medium‐to‐Long Term Improve and Strengthen    the Core (Do better with what we have) Extend the Core (Grow via close adjacencies                   to the core) Transform the Core (Consider broader options) • Optimize organizational structure • Enhance revenue‐generating  opportunities • Disciplined, attractive investment  in core portfolio  • Strengthen balance sheet  • Execute and deliver results • Realize benefits of recent  property additions • Disciplined investment in select  new product additions • Establish and build third‐party  management services • Launch Belmond brand

I N V E S T O R . B E L M O N D . C O M 15 WHERE WE ARE TODAY  Enhanced senior leadership team – New chief sales & marketing officer; vice president, design & project development; and  vice president, global human resources  Consolidated and streamlined central and regional functions  Strengthened board  – 6 of 8 directors new to Belmond board in last 5 years – Appointed new experienced and independent chairman in June 2013 – Instituted mandatory retirement age in September 2013  Realized approximately $3 million of overhead cost savings in 2013 (vs. 2012); 2014  overhead costs projected to remain flat to 2013 costs Recent Accomplishments – Improve and Strengthen the Core Optimized Organizational Structure and Established Strong Leadership Team

I N V E S T O R . B E L M O N D . C O M 16 WHERE WE ARE TODAY  Introduced website booking engine for meetings, groups, incentive and celebrations  Reorganized existing field sales team and expanded sales presence into emerging and  new markets  Targeted direct marketing campaign to customer database – Discover Belmond  Increased occupancy from 58% in 2012 to 60% in 2013 (vs. comparable peak of 64%  in 2007) Recent Accomplishments – Improve and Strengthen the Core Implemented New Revenue‐Generating Opportunities

I N V E S T O R . B E L M O N D . C O M 17 WHERE WE ARE TODAY  Targeted investments to protect and enhance core EBITDA  Investments to unlock value from existing portfolio real estate  Investments to capture additional on‐property spend via new food & beverage /  amenity offerings Recent Accomplishments – Improve and Strengthen the Core Disciplined, Attractive Investment in Core Portfolio to Protect and Grow Existing EBITDA

WHERE WE ARE TODAY
Recent Accomplishments – Improve and Strengthen the Core

Disciplined, Attractive Investment in Core Portfolio to Protect and Grow Existing EBITDA

✓ Targeted investments to protect and enhance core EBITDA



BELMOND COPACABANA PALACE, Rio de Janeiro, Brazil
Main Building Refurbishment

2013 RevPAR growth of 20%[1]



BELMOND CHARLESTON PLACE, South Carolina
Phased Rooms Renovation

2013 RevPAR growth of 10%[1]



BELMOND MIRAFLORES PARK, Lima, Peru
Full Hotel Renovation

2015E RevPAR growth of ~30% (over 2013)[1]

[1] For the total hotel in local currency.

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WHERE WE ARE TODAY
Recent Accomplishments – Improve and Strengthen the Core

Disciplined, Attractive Investment in Core Portfolio to Protect and Grow Existing EBITDA

✓ Investments to unlock value from existing portfolio real estate



BELMOND HOTEL SPLENDIDO, Portofino, Italy
5 New Junior Suites

Payback period: 3 – 4 years [1]



BELMOND VILLA SANT'ANDREA, Taormina, Sicily
6 New Junior Suites

Payback period: 3 – 4 years [1]



BELMOND GRAND HOTEL EUROPE, St. Petersburg, Russia
6 Newly-Converted Suites

Payback period: 5 – 6 years [1]

[1] Expected payback period when investment was approved. Calculation of payback period for Belmond Grand Hotel Europe has not been updated to reflect recent geo-political events in the region.

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INVESTOR.BELMOND.COM

WHERE WE ARE TODAY

Recent Accomplishments – Improve and Strengthen the Core

Core Portfolio Investment Case Study – Belmond Villa Sant'Andrea New Junior Suites



Opportunity:
Build 6 new signature junior suites overlooking the pool and sea

Investment:
$2.9 million

Year 1 average rate:
~$1,300

Year 1 total revenue:
~$1.4 million

Stabilized EBITDA:
~$1.0 million

Payback period:
3 – 4 years

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WHERE WE ARE TODAY

Recent Accomplishments – Improve and Strengthen the Core

Disciplined, Attractive Investment in Core Portfolio to Protect and Grow Existing EBITDA

✓ Investments to capture additional on-property spend via new food & beverage / amenity offerings



BELMOND COPACABANA PALACE, Rio de Janeiro, Brazil
New MEE Restaurant



BELMOND HOTEL CIPRIANI, Venice, Italy
New Oro Restaurant



BELMOND LE MANOIR AUX QUAT'SAISONS, England
New Conservatory Private Event Space

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I N V E S T O R . B E L M O N D . C O M 22 WHERE WE ARE TODAY  Reached leverage target of 4.0x in 2013  Completed first corporate debt facility in March 2014, including $105 million  revolver  – Providing Company with a simple, low‐cost and flexible corporate facility, extended  maturity profile and enhanced liquidity  Disciplined recycling of capital with sale of Inn at Perry Cabin by Belmond in March  2013 – Sale generated net cash of approximately $37 million  Solid liquidity, with unrestricted cash of $158.8 million at September 30, 2014 and  total available liquidity of $260.2 million, including the corporate revolver Recent Accomplishments – Improve and Strengthen the Core Strengthened Balance Sheet and Enhanced Corporate Liquidity

WHERE WE ARE TODAY
Recent Accomplishments – Improve and Strengthen the Core

Executed and Delivered Results

- ✓ 2013 revenue and adjusted EBITDA up 10% and 17% over 2012, respectively
- ✓ Reported 2014 revenue up 1% and adjusted EBITDA down 2% for year-to-date September largely as a result of the negative impact of planned initiatives and unexpected events
- ✓ Comparable 2014 revenue and adjusted EBITDA[1] up 7% and 14% for year-to-date September, respectively

[1] Excludes from both periods Belmond Grand Hotel Europe, Inn at Perry Cabin by Belmond, Belmond Miraflores Park and Belmond brand launch expenses.

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WHERE WE ARE TODAY
Recent Accomplishments – Extend the Core

Realizing Benefits of Recent Property Additions



BELMOND PALACIO NAZARENAS, Cusco, Peru

55 keys; Opened June 2012



BELMOND EL ENCANTO, Santa Barbara, California

92 keys; Opened March 2013



BELMOND ORCAELLA, Myanmar

25 cabins; Launched July 2013

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I N V E S T O R . B E L M O N D . C O M 25 WHERE WE ARE TODAY Recent Accomplishments – Extend the Core Recent Property Additions Case Study – Sicily Acquisition and Redevelopment 1 Opportunity:  Acquire 2  underperforming,  4‐star, iconic hotels  in Sicily; develop  and relaunch as  luxury product Purchase and  redevelopment  price:  €100.7 million  2014 RevPAR  growth:  +265% (vs. 2010) 2015E EBITDA:  €8.7 million  2015E cash‐on‐cash  return:  ~9% Grand Hotel Timeo  named #1 hotel in  Italy by Conde Nast  Traveler readers in  2013 1 Includes Belmond Grand Hotel Timeo and Belmond Villa Sant’Andrea.

I N V E S T O R . B E L M O N D . C O M 26 WHERE WE ARE TODAY  New business expansion with Belmond Grand Hibernian, the first luxury overnight  train in Ireland – expected to launch in summer 2016 – Project budget of approximately $10 million – Projected payback period of 5 – 6 years  Belmond Grand Hibernian forecasted to contribute approximately $2.5 – 3.5  million of incremental adjusted EBITDA at stabilization 1 Recent Accomplishments – Extend the Core Disciplined Investment in Select New Product Additions 1 Stabilization expected to occur in approximately 2019.

WHERE WE ARE TODAY
Recent Accomplishments – Extend the Core

Establish and Build Third-Party Management Platform

- ✓ Executed Company's first third-party management agreement with Inn at Perry Cabin by Belmond, St. Michaels, Maryland in March 2014
- ✓ Announced long-term management agreement in key gateway city of London with Belmond Cadogan Hotel
  - Hotel located in prestigious Knightsbridge area of London on Sloane Street (55 keys)
  - Expanded management agreement to include nearby, private-residence-style Durley House (15 luxury apartments)
  - Both expected to open in summer 2016 following extensive renovations

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I N V E S T O R . B E L M O N D . C O M 28 WHERE WE ARE TODAY Recent Accomplishments – Extend the Core Launched Belmond Brand  Strong brand equity drives incremental revenue to existing and new properties and  allows for new business growth via third‐party management

I N V E S T O R . B E L M O N D . C O M John Scott – President and Chief Executive Officer WHERE WE ARE HEADED 29

I N V E S T O R . B E L M O N D . C O M 30 WHERE WE ARE HEADED • Where we are going now – Belmond’s strategic vision – Framework for growth – Investment prioritization • Opportunity summary

I N V E S T O R . B E L M O N D . C O M 31 WHERE WE ARE HEADED Belmond’s Strategic Vision Establishing a strong Belmond brand and operating platform will deliver enhanced  performance from our existing portfolio of owned properties while, at the same time, enabling  the Company to pursue attractive new growth opportunities Extends global  footprint and scale Strong brand and  operating  excellence Strengthens existing  guests loyalty and  attracts new guests Enhances  performance and  value of existing  owned portfolio Attracts new third‐ party owners /  management  contracts Allows for capital  recycling with  retention of  management Provides opportunity  to invest in attractive  new growth  opportunities Enhanced value of  owned portfolio,  accelerated growth  via mix of owned and  operated properties

I N V E S T O R . B E L M O N D . C O M 32 WHERE WE ARE HEADED Framework for Growth FINANCIAL STRATEGY BRAND VISION GEOGRAPHIC FOCUS

WHERE WE ARE HEADED
Brand Vision

Belmond is the consummate luxury experiential travel company, providing guests with a window into authentic, "one-of-a-kind" experiences in some of the most unique destinations in the world

Distinctive Positioning	• Differentiation from peer set with focus on unique "experiential" travel
Unique Portfolio	• Unparalleled collection of irreplaceable assets situated in prime locations in the world's most attractive travel destinations
Belmond Experience	• Unique physical product and localized service delivery focused on local programming, creating authentic, tailored experiences
Loyal Customer Base	• Discerning "Belmond champions" loyal to the brand, generating repeat visits, cross-visitation and enthusiastic "word of mouth"

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WHERE WE ARE HEADED
Geographic Focus

Belmond's "cluster strategy" leverages attractive economics of existing global footprint while capturing a higher percentage of customers' total travel spend within clusters / regions

Geographic Focus	• To position Belmond uniquely in the most sought-after global luxury travel locations, leveraging Belmond's authenticity and "pioneering" heritage
Business Leverage	• Leverage regional knowledge to extend the Company's cluster footprint • Reap economic benefits of regional density via resource sharing and cost efficiencies
Target Locations	• Gateway cities: global cities to serve as "brand beacons" exposing customers to Belmond • Hubs: central locations within clusters that feed cluster properties • Unique destinations: new properties within existing clusters and attractive new destinations
Revenue Generation	• "Cluster strategy" provides an opportunity to capture a higher percentage of total travel spend • Expose brand to new outbound customers regionally and globally
Organizational Leverage	• Attract and develop talent regionally and leverage that talent globally

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I N V E S T O R . B E L M O N D . C O M 35 WHERE WE ARE HEADED Investment Prioritization Belmond’s growth and capital allocation strategy will be guided by a balance of three filters: brand vision, geographic focus and financial strategy FINANCIAL STRATEGY BRAND VISION GEOGRAPHIC FOCUS ► Balancing: ► Absolute EBITDA generation  ► Payback timing ► Future growth potential ► Investment size and risk ► Reinforces Belmond brand – unique, authentic, luxury, local  experiences ► Consistent with geographic model ► Positions Belmond to reap economic  benefits of regional clusters PROJECT PRIORITIZATION

WHERE WE ARE HEADED
Investment Prioritization

	Bucket #1: Defensive	Bucket #2: EBITDA Enhancements	Bucket #3: High Visibility
Description	***Disciplined investment in existing core properties to protect and enhance existing EBITDA and brand relevance***	***Identify and execute on attractive portfolio investments that have near-term incremental EBITDA impact***	***Execute on select number of highly-visible future-growth projects that expand / strengthen the brand footprint and provide attractive long-term growth***
Characteristics	• Speed of execution • Existing EBITDA protection / growth • Brand / product consistency • Lower risk profile • Limit EBITDA disruption	• Unlock attractive incremental EBITDA from existing assets • High return on capital and quick payback • Lower risk profile and total investment / project • Near-term EBITDA growth (within 12-18 months); minimal economic or operational disruption	• Momentum and brand excitement for existing and new customers • Attractive ROI as well as longer-term strategic benefit • Expands brand footprint and adds to portfolio differentiation • High long-term brand building relevance • Strengthens existing portfolio clusters • Longer gestational period (18 to 24 months)

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WHERE WE ARE HEADED
Recent Investment Prioritization Examples

	Bucket #1: Defensive	Bucket #2: EBITDA Enhancements	Bucket #3: High Visibility
2014	• Belmond Charleston Place – rooms renovation (phase II) • Belmond Mount Nelson Hotel – renovation of 26 keys	• Belmond Villa Sant'Andrea – 6 new junior suites • Belmond Miraflores Park – full hotel renovation	• Belmond Grand Hibernian – new luxury overnight train in Ireland
2015	• Belmond Charleston Place – rooms renovation (phase III) • Belmond Grand Hotel Europe – lobby renovation	• Belmond Villa San Michele, Florence, Italy – new function facility • Belmond Royal Scotsman – additional sleeping / spa carriage • Trains & cruises – new reservations systems	• Belmond Safaris – Eagle Island Lodge redevelopment

➲ **Disciplined investment in attractive portfolio opportunities will deliver both near-term EBITDA growth and long-term value in the properties and business**

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WHERE WE ARE HEADED
Investment Prioritization

Disciplined capital allocation framework enables the Company to grow its near-term EBITDA by investing in attractive portfolio investments while also supporting long-term growth and value

	Phase 1	Phase 2	Phase 3
Name	EBITDA Generation	Mixed Model	Growth Platform
Approximate Time Frame	Near Term	Medium Term	Long Term
Phase Objective	▶ Emphasize the most efficient paths to protecting and growing EBITDA	▶ Strong core, larger EBITDA	▶ Evaluate additional transformational growth opportunities
Strategic Bucket Priority	▪ Bucket #1: Defensive ▪ Bucket #2: EBITDA Enhancements ▪ Bucket #3: High Visibility ▪ Bucket #4: Transformational	▪ Bucket #2: EBITDA Enhancements ▪ Bucket #3: High Visibility • Bucket #1: Defensive • Bucket #4: Transformational	▪ Bucket #4: Transformational ▪ Bucket #3: High Visibility • Bucket #2: EBITDA Enhancements • Bucket #1 Defensive

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I N V E S T O R . B E L M O N D . C O M 39 WHERE WE ARE HEADED  Realizing benefit of favorable industry dynamics   Delivering attractive near‐term growth from opportunities to Improve and  Strengthen the Core  Executing on new opportunities to Extend and Grow the Core  Results in attractive near‐ and medium‐term EBITDA growth and enhances the  underlying value of iconic assets Opportunity Summary Belmond has made significant progress on its strategy to deliver  enhanced EBITDA and value from its core portfolio in the near term while, at the same time,  laying the foundation for attractive long‐term growth and business value

I N V E S T O R . B E L M O N D . C O M Ralph Aruzza – Chief Sales & Marketing Officer SALES & MARKETING / BRAND UPDATE 40

I N V E S T O R . B E L M O N D . C O M 41 SALES & MARKETING / BRAND UPDATE • Legacy – early observations and immediate revenue‐generating opportunities • Existing Belmond customer profile and demographics • Belmond: brand‐forward strategy • Immediate and longer‐term benefits of brand strategy

SALES & MARKETING / BRAND UPDATE
Legacy – Early Observations and Immediate Revenue-Generating Opportunities

Immediate Revenue Opportunities

	Legacy	Recent Execution	Benefits
Status / Drivers	**'Soft' brand strategy** ***Passive***	**Brand-forward solution** ***Proactive***	
Brand	Licensed brand Strategy of promoting individual icons	"One brand, one voice" strategy	Common voice Efficiencies of message and consumer collateral Ease of profiling for travel agents and meeting planners
CRM	Disparate approach to brand "voice" No cross-marketing of collection	Implementation of cross-marketing Develop platform for recognition and central voice	Exposure of collection to diverse customer base
Sales	Fragmented field sales process	Re-engineering of deployment More-compelling incentive programs for highest potential buyers Establish meeting planner advisory board	Focused on highest potential markets Stronger partnerships with incentive buyers Established credibility with conference and incentive market

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SALES & MARKETING / BRAND UPDATE
Existing Belmond Customer Profile and Demographics

Repeat and Cross-Visitation Opportunity

- ✓ Portfolio baseline (legacy) repeat visitation < 11%
- ✓ Opportunity to leverage strong repeat visitation at established icons
- ✓ Portfolio baseline (legacy) cross-visitation < 3%
- ✓ Opportunity to improve cross-visitation metrics
  - Targeting regional clusters (Peru, Italy, Asia)
  - Enhance overall portfolio cross-visitation (Italy to Peru)

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I N V E S T O R . B E L M O N D . C O M 44 SALES & MARKETING / BRAND UPDATE Value of Loyal Belmond Customer $500 $600 $700 $800 $900 Frequency of Visit Multi‐Property Guest $820 Single‐Visit Guest $600 Today: Average Total Daily Spend by Type of Guest Visit Note: Figures based on spend per room night sold.

I N V E S T O R . B E L M O N D . C O M 45 SALES & MARKETING / BRAND UPDATE Demographics Against Peer Set – Income Annual Household Income Source: American Express Business Intelligence. 1 As defined, household income of greater than $250,000. 13% 23% 16% 19% 6% 24% 16% 31% 21% 21% 7% 5% Less Than $50K $50K‐99K $100K‐149K $150K‐199K $200K‐250K $250K+ BELMOND PEER SET 24% of Belmond guests are in the wealthiest category 1 versus only 5% for peer set Belmond has a lower proportion of the middle‐ to high‐income customers than its peer set Opportunity Strength Strength Opportunity

I N V E S T O R . B E L M O N D . C O M 46 SALES & MARKETING / BRAND UPDATE Demographics Against Peer Set – Age  Age Source: American Express Business Intelligence. 0% 9% 18% 26% 26% 21% 1% 12% 24% 27% 21% 14% 18 to 25 26 to 35 36 to 45 46 to 55 56 to 64 65 and Over Belmond favorably over‐indexes on guests over the age of 55, those typically with the highest  disposable incomes New brand allows the Company to communicate more effectively with the under‐penetrated 36  – 55 age category Strength Opportunity BELMOND PEER SET Opportunity Strength

I N V E S T O R . B E L M O N D . C O M 47 SALES & MARKETING / BRAND UPDATE Belmond: Brand‐Forward Strategy Control and Flexibility Complementary to Established  Icons Strong Value to Multiple  Audiences (Consumers, Planners, Agents) Existing and New Markets Enhances Cross‐Marketing of  Products  Creates Brand “Voice” Among  External Influencers

SALES & MARKETING / BRAND UPDATE
2014 Deployment of Brand

Strengthen and extend key sales & marketing drivers to execute returns on brand vision

Status / Drivers	Recent Execution **Brand-forward solution** ***proactive***	Deployment **Brand immersion** ***defining***	Benefits
Brand	"One brand, one voice" strategy	Print / digital advertising Deeper social media campaigns Luxury partnerships (travel and consumer products)	Acquisition of new customers Multi-channel growth Enhanced visibility of collection
CRM	Implementation of cross-marketing Develop platform for recognition and central voice	Brand-wide promotions Cross marketing opportunities Customized promotions based on buyer behaviors Customer recognition and rewards	Cross-visitation uplift Enhanced customer loyalty Service improvements
Sales	Re-engineering of deployment More-compelling incentive programs for buyers with most potential Establish meeting planner advisory board	Specialty market sales (automotive, celebrations, LGBT)	Deeper group sales in shoulder periods Unrealized FIT market growth

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I N V E S T O R . B E L M O N D . C O M 49 SALES & MARKETING / BRAND UPDATE Brand Touchpoints

SALES & MARKETING / BRAND UPDATE
Metrics – Early Achievements Since Brand Launch

- ✓ Favorable press
  - 86.0 billion media impressions
  - Belmond brand name quickly recognized in public vernacular
  - *Travel + Leisure* World's Best Awards, July 2014
    - Belmond debuts in the Top 10 Hotel Brands list
- ✓ Overwhelmingly positive response by retail travel / meeting planner communities
- ✓ Social media – increased following by 47%
- ✓ Customer database – increased by 27%
- ➲ **Increased production in key channels / segments** [1]
  - Confirmed group pace up 32%
  - Tentative group pace up 10%
  - Travel agent production up 17%
  - Proprietary voice and web revenue up 12%

[1] Production for year-to-date October 2014. Includes bookings made for 2014 and beyond.

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I N V E S T O R . B E L M O N D . C O M 51 SALES & MARKETING / BRAND UPDATE Immediate and Longer‐Term Benefits of Brand Strategy  Organic growth through increased brand awareness in established and new markets  Increased cross‐visitation  Increased travel agent bookings  Increased group business  Translating into increased occupancy, with each point of occupancy equal to  approximately $8 million of revenue and $3 million of EBITDA 1 1 Assuming 40% retention.  Adjusted EBITDA retention for 2013 and 2012 was 31% and 52%, respectively.

I N V E S T O R . B E L M O N D . C O M Martin O’Grady – Chief Financial Officer FINANCIAL REVIEW 52

I N V E S T O R . B E L M O N D . C O M 53 FINANCIAL REVIEW • Historical financial performance • Recent financial performance • Year‐to‐date 2014 financial performance • Balance sheet • Project capital expenditure projections • Future EBITDA growth

I N V E S T O R . B E L M O N D . C O M $220  $238  $280  $276  $306   $‐  $80  $160  $240  $320 2009 2010 2011 2012 2013 54 FINANCIAL REVIEW Comparable Owned Hotels RevPAR 1 1 Comparable figures, which exclude discontinued operations.  Historical Financial Performance Steady Upward Trend in RevPAR Since 2009 ADR  1 $447 $431 $476 $477 $508 Occupancy  1 49% 55% 59% 58% 60%

I N V E S T O R . B E L M O N D . C O M $423.8  $469.5  $556.0  $546.8  $602.2   $‐  $160.0  $320.0  $480.0  $640.0 2009 2010 2011 2012 2013 55 FINANCIAL REVIEW Comparable Revenue 1 ( $   i n   m i l l i o n s ) 1 Comparable revenue from continuing operations, which excludes discontinued operations and real estate.  See Appendix A. Historical Financial Performance RevPAR Growth Converts into Same Upward Trend in Revenue

I N V E S T O R . B E L M O N D . C O M $76.2  $79.4  $106.8  $102.4  $119.7   $‐  $35.0  $70.0  $105.0  $140.0 2009 2010 2011 2012 2013 56 FINANCIAL REVIEW Comparable Adjusted EBITDA 1 ( $   i n   m i l l i o n s ) Historical Financial Performance EBITDA Recovery Since Crisis with Upside Potential 1 Comparable adjusted EBITDA from continuing operations, which excludes discontinued operations and real estate.  See Appendix A.

I N V E S T O R . B E L M O N D . C O M 57 FINANCIAL REVIEW Comparable Adjusted EBITDA Margin 1 Historical Financial Performance Margin Improvements Reflect Tight Cost Control 18.0%  16.9%  19.2%  18.7%  19.9%  0.0% 5.5% 11.0% 16.5% 22.0%  $‐  $35.0  $70.0  $105.0  $140.0 2009 2010 2011 2012 2013 ( $   i n   m i l l i o n s ) 1 Comparable figures from continuing operations, which exclude discontinued operations and real estate.  See Appendix A.

I N V E S T O R . B E L M O N D . C O M 58 FINANCIAL REVIEW Revenue 1 ($ in millions) Adj. EBITDA 1 Adj. EBITDA margin 1 1 Comparable figures from continuing operations, which exclude discontinued operations and real estate.  See Appendix A. $546.8 2012 10% $102.4 17% 18.7% 1.2 ppt 2013 Growth Recent Financial Performance Strong Revenue Growth and Retention $602.2 $119.7 19.9%

I N V E S T O R . B E L M O N D . C O M 59 FINANCIAL REVIEW Revenue $464.2 ($ in millions) $467.6 Year‐to‐Date  Sept. 30, 2013 1% Adj. EBITDA $98.3 $96.1 2% Adj. EBITDA margin 21.2% 20.6% 0.6 ppt Year‐to‐Date  Sept. 30, 2014 Growth Year‐to‐Date 2014 Financial Performance 2014 Results Impacted by Planned Initiatives and Unexpected Headwinds 1 Comparable figures from continuing operations, which exclude discontinued operations and real estate.  See Appendix A.

FINANCIAL REVIEW
Year-to-Date 2014 Headwinds

($ in millions)

	YTD 3Q 2014 Adj. EBITDA Impact
Planned	
• Inn at Perry Cabin by Belmond	- $2.6
• Belmond Miraflores Park Hotel	- $2.3
• Brand spend	- $1.4
External Events	
• Belmond Grand Hotel Europe	- $7.3
• Asian hotel portfolio	- $2.1
• Belmond La Samanna	- $1.5
TOTAL	**- $17.2**

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FINANCIAL REVIEW
Year-to-Date 2014 Tailwinds

($ in millions)

	YTD 3Q 2014 Adj. EBITDA Impact
• Italy hotels	+ $4.9
• Brazil hotels	+ $4.2
• PeruRail	+ $1.7
• Belmond Mount Nelson Hotel	+ $1.3
• Hotel Ritz by Belmond	+ $0.9
• Other net positives	+ $2.0
TOTAL	**+ $15.0**

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I N V E S T O R . B E L M O N D . C O M 62 FINANCIAL REVIEW Revenue 1 $411.5 ($ in millions) $438.5 Year‐to‐Date  Sept. 30, 2013 7% Adj. EBITDA 1 $80.5 $92.0 Adj. EBITDA margin 1 19.6% 21.0% Year‐to‐Date  Sept. 30, 2014 Growth 1 Excludes from both periods Belmond Grand Hotel Europe, Inn at Perry Cabin by Belmond, Belmond Miraflores Park and Belmond brand launch expenses. Year‐to‐Date 2014 Financial Performance – Comparable Analysis 1 Underlying Performance Demonstrates Potential for Future Growth 14% 1.4 ppt

I N V E S T O R . B E L M O N D . C O M 63 FINANCIAL REVIEW Net Debt 1 and Net Leverage 2 1 Net debt equals working capital facilities, short‐ and long‐term debt (including obligations under capital leases), offset by cash and cash equivalents, including restricted cash.  See Appendix B. 2 Net debt divided by adjusted EBITDA for the last twelve months.  See Appendix B. Balance Sheet Disciplined Balance Sheet Management Resulting in Target Leverage $726.4  $570.8  $531.1  $505.0  $503.0  $465.0  9.1x  6.7x  4.8x  4.8x  4.2x  4.0x  0.0x 2.3x 4.6x 6.9x 9.2x  $‐  $190.0  $380.0  $570.0  $760.0 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 9/30/14 Net Debt Net Debt / LTM Adjusted EBITDA ( $   i n   m i l l i o n s )

I N V E S T O R . B E L M O N D . C O M 64 FINANCIAL REVIEW Balance Sheet Simplified Debt Structure Provides Flexibility for Executing Strategic Initiatives Debt Maturity Profile ( $   i n   m i l l i o n s ) $86.0  $532.1  $105.0  $‐  $140.0  $280.0  $420.0  $560.0 2014 2015 2016 2017 2018 2019 Thereafter Amortization Principal Revolver • Strong liquidity ‐ $260.2 million • Weighted average interest rate ‐ 4.4% • Percent of debt at fixed interest rates ‐ 49%

I N V E S T O R . B E L M O N D . C O M 65 FINANCIAL REVIEW Project Capital Expenditures Future Capex Opportunities will Deliver Incremental EBITDA Uplift Forecasted Project Capital Expenditures 1 ( $   i n   m i l l i o n s ) 1 Excludes FF&E capital expenditures. $50.0  $50.0  $30.0  $20.0  $60.0  $60.0  $50.0  $30.0   $‐  $17.5  $35.0  $52.5  $70.0 2014E 2015E 2016E 2017E Low End of Range High End of Range

FINANCIAL REVIEW
Illustrative 2017 Incremental EBITDA Growth [1]

On top of organic revenue-driven growth,
the Company expects to benefit from additional discrete growth items in 2017

($ in millions)	Low End	High End
• EBITDA from completed renovations / additions – Includes benefit of ramp-up for El Encanto, Orcaella and Miraflores Park	+ $5.0	+ $9.0
• EBITDA from upcoming renovations / additions – Assumes benefit of Belmond Grand Hibernian and early-year returns on project capital expenditures invested between 2015 and 2017	+ $6.0	+ $9.0
• Management fees – Assumes benefit of existing third-party agreements and between 1 and 2 new agreements	+ $2.0	+ $3.0
• Benefit of increased awareness / cross-visitation from brand – Assumes between 1 and 2 percentage points of occupancy uplift at 40% EBITDA retention	+ $3.0	+ $6.0
• Belmond Grand Hotel Europe recovery – Assumes rebound in RevPAR and benefit of improved room and food and beverage product	+ $2.0	+ $5.0
TOTAL	**+ $18.0**	**+ $32.0**

[1] Additional EBITDA growth as compared to 2014E adjusted EBITDA.

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I N V E S T O R . B E L M O N D . C O M John Scott – President and Chief Executive Officer CLOSING REMARKS 67

I N V E S T O R . B E L M O N D . C O M 68 CLOSING REMARKS  Attractive global luxury travel fundamentals with potential to drive organic EBITDA  growth  One‐of‐a‐kind portfolio with strong underlying asset value   Experienced leadership team delivering operational excellence  Attractive portfolio investment opportunities to drive near‐term incremental EBITDA  EBITDA upside from recent new product launches and anticipated Grand Hotel Europe  recovery  Brand and related sales & marketing activities to enhance revenue generation   New third‐party management platform to deliver attractive incremental growth  Strong, simplified balance sheet providing ample liquidity  Strong owner‐operator model will deliver near‐term growth from existing portfolio  and generate new growth opportunities Investment Highlights

I N V E S T O R . B E L M O N D . C O M Q&A 69

I N V E S T O R . B E L M O N D . C O M APPENDICES 70

APPENDIX A
Comparable Revenue and Adjusted EBITDA Reconciliations

($ in millions)

	Year Ended Dec. 31,					Nine months ended Sept. 30,	
	2009	2010	2011	2012	2013	2013	2014
Adjusted EBITDA excluding real estate	$ 79.9	$ 85.4	$ 110.4	$ 104.4	$ 119.7	$ 98.3	$ 96.1
Adjustments for discontinued operations:							
Cumulative EBITDA adjustments for discontinued operations [1]	(3.7)	(6.0)	(3.6)	(2.0)	-	-	-
Comparable adjusted EBITDA from continuing operations	**$ 76.2**	**$ 79.4**	**$ 106.8**	**$ 102.4**	**$ 119.7**	**$ 98.3**	**$ 96.1**
Total revenue [2]	$ 465.6	$ 576.4	$ 595.2	$ 553.4	$ 602.2	$ 464.2	$ 467.6
Less: real estate revenue	(1.7)	(64.0)	(7.9)	(0.7)	-	-	-
Revenue from continuing operations excluding real estate	463.9	512.4	587.3	552.7	602.2	464.2	467.6
Adjustments for discontinued operations:							
Cumulative revenue adjustments for discontinued operations [1]	(40.1)	(42.9)	(31.3)	(5.9)	-	-	-
Comparable revenue from continuing operations	**$ 423.8**	**$ 469.5**	**$ 556.0**	**$ 546.8**	**$ 602.2**	**$ 464.2**	**$ 467.6**
EBITDA Margin	**18.0%**	**16.9%**	**19.2%**	**18.7%**	**19.9%**	**21.2%**	**20.6%**

[1] Revenue and EBITDA results of Ubud Hanging Gardens, Westcliff, Observatory, Keswick Hall, Hotel de la Cite and Lilianfels Blue Mountain have been excluded from all periods presented, and are accounted for as discontinued operations.

[2] Comprises earnings from unconsolidated companies for nine months ended Sept. 30, 2014 of $5.9 million (and for full year 2013 - $8.1 million; 2012 - $7.9 million; 2011 - $6.6 million; 2010 - $4.5 million; 2009 - $8.6 million) and revenue for nine months ended Sept. 30, 2014 of $461.7 million (and for full year 2013 - $594.1 million; 2012 - $539.6 million; 2011 - $583.2 million; 2010 - $567.7 million; 2009 - $453.0 million).

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I N V E S T O R . B E L M O N D . C O M 72 APPENDIX B Net Debt and Net Leverage Reconciliations ($ in millions) 2009 2010 2011 2012 2013 At Sept. 30,  2014 Cash and cash equivalents 72.1$          150.4$       90.1$          93.4$          123.2$       158.8$            Restricted cash 19.9            8.4              13.2            21.1            13.6            3.1                   Total  cash 92.0$          158.8$       103.3$       114.5$       136.8$       161.9$            Working capital  facil ities 6.7$            1.2$            ‐$            ‐$            0.1$            ‐$                Current portion of long‐term debt and capital  leases 173.6          126.6          78.9            91.9            72.8            5.6                   Long‐term debt and obligations under capital  leases 638.1          601.8          555.5          527.6          566.9          621.3              Total  debt 818.4$        729.6$        634.4$        619.5$        639.8$        626.9$            Net debt 726.4$       570.8$       531.1$       505.0$       503.0$       465.0$            LTM adjusted EBITDA 79.9$          85.4$          110.4$       104.4$       119.7$       117.5$            Net debt / adjusted EBITDA 9.1x 6.7x 4.8x 4.8x 4.2x 4.0x

APPENDIX B

Net Debt and Net Leverage Reconciliations (continued)

($ in millions)

	Year ended December 31, 2013	Nine months ended September 30, 2013	Nine months ended September 30, 2014	Twelve months ended September 30, 2014
EBITDA	$ 70.6	$ 55.2	$ 98.5	$ 113.9
Adjusted items:				
Pre-opening expenses [1]	3.0	2.7	-	0.3
Management restructuring [2]	4.6	3.3	0.3	1.6
Write-down of assets [3]	0.9	0.9	0.2	0.2
Acquisition proposal costs [4]	(0.1)	(0.1)	-	-
Brand-related costs [5]	1.9	-	0.1	2.0
Amortization of share-based compensation [6]	1.8	0.6	-	1.2
Write-off of deferred financing costs in joint venture [7]	-	-	0.5	0.5
VAT settlement provision [8]	0.1	-	0.7	0.8
Gain on sale of hotel business [9]	-	-	(4.0)	(4.0)
Gain on disposal of building [10]	-	-	(0.2)	(0.2)
Impairment [11]	36.4	35.7	-	0.7
Post-retirement benefit [12]	0.5	-	-	0.5
Adjusted EBITDA	**$ 119.7**	**$ 98.3**	**$ 96.1**	**$ 117.5**
EBITDA	$ 70.6	$ 55.2	$ 98.5	$ 113.9
Depreciation and amortization	(48.7)	(34.4)	(37.0)	(51.3)
(Loss) / gain on extinguishment of debt	3.5	-	(14.5)	(11.0)
Interest	(33.2)	(23.7)	(25.5)	(35.0)
Foreign exchange	0.9	0.5	(0.3)	0.1
Earnings / (losses) before tax	(6.9)	(2.4)	21.2	16.7
Tax	(19.3)	(10.2)	(18.3)	(27.4)
Net earnings / (losses) from continuing operations	(26.2)	(12.6)	2.9	(10.7)
Discontinued operations	(5.3)	(0.9)	(2.7)	(7.1)
Net losses	**$ (31.5)**	**$ (13.5)**	**$ 0.2**	**$ (17.8)**

[1] Pre-opening expenses at El Encanto and Orcaella.
[2] Restructuring and redundancy costs.
[3] Non-cash write-down of fixed assets, receivables and abandoned projects.
[4] Costs associated with unsolicited proposal by The Indian Hotels Company Limited to acquire the Company.
[5] Costs associated with development of new brand and the write-off of existing brand materials.
[6] Amortization of share-based compensation liability for employees who have already reached retirement age.
[7] Write-off of unamortized deferred financing costs at the Peruvian hotels joint venture.
[8] Non-recurring charge for settlement of value added tax.
[9] Gain on disposal of property, plant and equipment at Inn at Perry Cabin.
[10] Gain on sale of building at one owned property.
[11] Non-cash impairment charges related to long-lived assets.
[12] Charge due to change in basis of calculation of post-retirement benefit at one owned property.

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APPENDIX C
Adjusted EBITDA to Net Loss Reconciliations

($ in millions)

	Year ended Dec. 31,					Nine months ended Sept. 30,	
	2009	2010	2011	2012	2013	2013	2014
EBITDA	$ 69.2	$ 37.6	$ 48.4	$ 93.7	$ 70.6	$ 55.2	$ 98.5
Adjusted items:							
Legal costs [1]	0.7	(0.2)	2.5	-	-	-	-
Cipriani litigation [2]	-	(0.8)	-	-	-	-	-
Grand Hotel Timeo & Villa Sant'Andrea [3]	-	2.1	-	-	-	-	-
Management restructuring [4]	1.5	1.7	4.8	0.5	4.6	3.3	0.3
Impairment [5]	6.5	38.5	59.7	5.9	36.4	35.7	-
Gain on insurance proceeds [6]	(1.4)	-	-	-	-	-	-
Abandoned projects [7]	-	-	0.4	-	-	-	-
Pre-opening expenses [8]	-	-	-	1.8	3.0	2.7	-
Acquisition proposal costs [9]	-	-	-	1.2	(0.1)	(0.1)	-
Write-down of assets [10]	-	-	3.2	1.6	0.9	0.9	0.2
Write-down of receivable [11]	-	-	-	0.5	-	-	-
Loss on sale of real estate units [12]	-	-	-	0.6	-	-	-
VAT settlement provision [13]	-	-	1.2	-	0.1	-	0.7
Office move costs [14]	-	-	0.3	-	-	-	-
Peru hotels depreciation adjustment [15]	-	1.2	-	-	-	-	-
Gain on disposal of fixed assets [16]	-	-	(16.5)	(1.5)	-	-	(0.2)
Brand-related costs [17]	-	-	-	-	1.9	-	0.1
Post-retirement benefit [18]	-	-	-	-	0.5	-	-
Amortization of share-based compensation [19]	-	-	-	-	1.8	0.6	-
Write-off of deferred financing costs in joint venture [20]	-	-	-	-	-	-	0.5
Gain on sale of hotel business [21]	-	-	-	-	-	-	(4.0)
Adjusted EBITDA	76.5	80.1	104.0	104.4	119.7	98.3	96.1
Less: real estate	3.5	5.3	6.4	-	-	-	-
Adjusted EBITDA excluding real estate	**$ 79.9**	**$ 85.4**	**$ 110.4**	**$ 104.4**	**$ 119.7**	**$ 98.3**	**$ 96.1**
Cumulative adjustments for EBITDA from discontinued operations [22]	(3.7)	(6.0)	(3.6)	(2.0)	-	-	-
Comparable adjusted EBITDA from continuing operations	**$ 76.2**	**$ 79.4**	**$ 106.8**	**$ 102.4**	**$ 119.7**	**$ 98.3**	**$ 96.1**

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APPENDIX C
Adjusted EBITDA to Net Loss Reconciliations (continued)

($ in millions)

	Year ended Dec. 31, 2009	2010	2011	2012	2013	Nine months ended Sept. 30, 2013	2014
Comparable adjusted EBITDA from continuing operations	$ 76.2	$ 79.4	$ 106.8	$ 102.4	$ 119.7	$ 98.3	$ 96.1
EBITDA adjustments related to continuing operations	(7.1)	(17.7)	(16.5)	(10.7)	(49.1)	(43.1)	2.4
EBITDA	**69.1**	**61.8**	**90.4**	**91.7**	**70.6**	**55.2**	**98.5**
Depreciation & amortization	(37.0)	(42.4)	(43.6)	(43.7)	(48.7)	(34.4)	(37.0)
Gain / (loss) on extinguishment of debt	-	-	-	-	3.5	-	(14.5)
Interest	(30.7)	(32.9)	(40.2)	(29.8)	(33.2)	(23.7)	(25.5)
Foreign exchange	(0.9)	4.5	(4.5)	(2.8)	0.9	0.5	(0.3)
Losses / (earnings) before tax	0.4	(9.0)	2.1	15.4	(6.9)	(2.4)	21.2
Tax	(14.6)	(20.9)	(21.9)	(27.5)	(19.3)	(10.2)	(18.3)
Net (losses) / earnings from continuing operations	(14.2)	(29.9)	(19.9)	(12.1)	(26.2)	(12.6)	2.9
Discontinued operations	(56.2)	(33.9)	(69.5)	3.2	(5.3)	(0.9)	(2.7)
Net (losses) / earnings	(70.3)	(63.8)	(89.4)	(8.9)	(31.5)	(13.5)	0.2
Net earnings attributable to non-controlling interests [23]	(0.1)	(0.2)	(0.2)	(0.2)	(0.1)	(0.1)	0.1
Net (losses) / earnings attributable to Belmond Ltd.	**$ (70.4)**	**$ (64.0)**	**$ (89.6)**	**$ (9.1)**	**$ (31.6)**	**$ (13.6)**	**$ 0.3**

[1] Legal costs incurred in defending the Company's class B common share structure (2008-2010) and a litigation settlement at '21' Club (2011).
[2] Cash received in excess of costs incurred following the settlement of 'Cipriani' trademark litigation.
[3] Non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea acquisition.
[4] Restructuring and redundancy costs.
[5] Goodwill, fixed asset and investment impairment changes recorded on owned properties or joint ventures.
[6] A gain on the settlement of insurance proceeds received for cyclone-damaged Road To Mandalay ship.
[7] Costs associated with certain projects which the Company has decided not to pursue.
[8] Pre-opening expenses at El Encanto and Orcaella.
[9] Costs associated with the unsolicited proposal by The Indian Hotels Company Limited to acquire the Company.
[10] Non-cash write-down of fixed assets, receivables and abandoned projects.
[11] Write-down of receivable balance within central costs.
[12] Loss on sale of final two units at Keswick Estates.
[13] Non-recurring charge for settlement of value added tax.
[14] Costs associated with office move of principal UK administrative subsidiary.
[15] Additional charge to reflect revision of useful economic life of assets at Machu Picchu Sanctuary Lodge.
[16] Gain on disposal of capital lease and New York hotel project.
[17] Costs associated with development of new brand and the write-off of existing brand materials.
[18] Charge due to change in basis of calculation of post-retirement benefit at one owned property.
[19] Amortization of share-based compensation liability for employees who have already reached retirement age.
[20] Write-off of unamortized deferred financing costs at the Peruvian hotels joint venture.
[21] Gain on disposal of property, plant and equipment at Inn at Perry Cabin.
[22] Results of Ubud Hanging Gardens, Westcliff, Observatory, Keswick Hall, Hotel de la Cite and Lilianfels Blue Mountain are excluded from all periods presented and accounted for as discontinued operations.
[23] Prior to January 1, 2010, non-controlling interest was not separately presented.

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